Debt	12 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
(13) Debt

Notes payable at September 30, 2014 and 2013 consisted of notes payable to financial institutions with original maturities of less than one year of $289.5 and $99.0, respectively, and had a weighted-average interest rate of 2.1% and 3.6%, respectively.

The detail of long-term debt at September 30 for the year indicated is as follows:

	2014	2013
Private Placement, fixed interest rates ranging from 5.2% to 6.6%, due 2014 to 2017	$900.0	$1,040.0
Senior Notes, fixed interest rate of 4.7%, due 2021	600.0	600.0
Senior Notes, fixed interest rate of 4.7%, due 2022, net of discount	498.9	498.8
Total long-term debt, including current maturities	1,998.9	2,138.8
Less current portion	230.0	140.0
Total long-term debt	$1,768.9	$1,998.8

The Company’s total borrowings were $2,288.4 at September 30, 2014, including $289.5 tied to variable interest rates. The Company maintains total debt facilities of $2,603.4. The Company's Amended and Restated Revolving Credit Agreement, which matures in 2016, currently provides for revolving credit loans and the issuance of letters of credit in an aggregate amount of up to $450 at September 30, 2014. The Company had outstanding borrowings of $135.0 under our revolving credit facility, recorded within notes payable, and $302.8 remains available as of September 30, 2014, taking into account outstanding borrowings and $12.2 of outstanding letters of credit.

Advances under the Company's $150 receivables securitization program, as amended, are not considered debt for purposes of the Company’s debt compliance covenants, but are included in total debt on the balance sheet. At September 30, 2014 and 2013, $133.5 and $78.0, respectively, was outstanding under this facility.

In addition, the Company had outstanding international borrowings, recorded within Notes payable, of $21.0 as of September 30, 2014 and 2013, respectively.

Under the terms of the Company’s credit agreement, the ratio of the Company’s indebtedness to its earnings before interest, taxes, depreciation and amortization (EBITDA), as defined in the agreement and detailed below, cannot be greater than 4.0 to 1, and may not remain above 3.5 to 1 for more than four consecutive quarters. If and so long as the ratio is above 3.5 to 1 for any period, the Company is required to pay additional interest expense for the period in which the ratio exceeds 3.5 to 1. The interest rate margin and certain fees vary depending on the indebtedness to EBITDA ratio. Under the Company’s private placement note agreements, indebtedness to EBITDA may not be greater than 4.0 to 1; if the ratio is above 3.5 to 1 for any quarter, the Company is required to pay additional interest on the private placement notes of 0.75% per annum for each quarter until the ratio is reduced to not more than 3.5 to 1. In addition, under the credit agreement, the ratio of its current year earnings before interest and taxes (EBIT), as defined in the agreement, to total interest expense must exceed 3.0 to 1. Under the credit agreement, EBITDA is defined as net earnings, as adjusted to add-back interest expense, income taxes, depreciation and amortization, all of which are determined in accordance with GAAP. In addition, the credit agreement allows certain non-cash charges such as stock award amortization and asset write-offs including, but not limited to, impairment and accelerated depreciation, to be “added-back” in determining EBITDA for purposes of the indebtedness ratio. Severance and other cash charges incurred as a result of restructuring and realignment activities as well as expenses incurred in acquisition integration activities are included as reductions in EBITDA for calculation of the indebtedness ratio. In the event of an acquisition, EBITDA is calculated on a pro forma basis to include the trailing twelve-month EBITDA of the acquired company or brands. Total debt is calculated in accordance with GAAP, but excludes outstanding borrowings under the receivable securitization program. EBIT is calculated in a fashion identical to EBITDA except that depreciation and amortization are not “added-back”. Total interest expense is calculated in accordance with GAAP.

The Company’s ratio of indebtedness to its EBITDA was 2.7 to 1, and the ratio of its EBIT to total interest expense was 5.3 to 1, as of September 30, 2014. In addition to the financial covenants described above, the credit agreements and the note purchase agreements contain customary representations and affirmative and negative covenants, including limitations on liens, sales of assets, subsidiary indebtedness, mergers and similar transactions, changes in the nature of the business of the Company and transactions with affiliates. If the Company fails to comply with the financial covenants referred to above or with other requirements of the credit agreement or private placement note agreements, the lenders would have the right to accelerate the maturity of the debt. Acceleration under one of these facilities would trigger cross defaults on other borrowings.

Aggregate maturities of long-term debt, including current maturities, at September 30, 2014 are as follows for the fiscal years’ noted: $230.0 in 2015, $210.0 in 2016, $150.0 in 2017, $310.0 in 2018, zero in 2019 and $1,100.0 thereafter. At this time, the Company intends to repay scheduled debt maturities over the course of the next fiscal year.

At September 30, 2014, substantially all of the Company's cash balances were located outside the U.S. Given our extensive international operations, a significant portion of our cash is denominated in foreign currencies. We manage our worldwide cash requirements by reviewing available funds among the many subsidiaries through which we conduct our business and the cost effectiveness with which those funds can be accessed. The repatriation of cash balances from certain of our subsidiaries could have adverse tax consequences or be subject to regulatory capital requirements; however, those balances are generally available without legal restrictions to fund ordinary business operations. U.S. income taxes have not been provided on certain undistributed earnings of international subsidiaries. Our intention is to reinvest these earnings outside the U.S. indefinitely.

The counterparties to long-term committed borrowings consist of a number of major financial institutions. The Company consistently monitors positions with, and credit ratings of, counterparties both internally and by using outside ratings agencies.